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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -----------------------------


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                January 29, 2005


                       Cabot Microelectronics Corporation
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                     000-30205             36-4324765
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  (State or other jurisdiction of          (Commission           (IRS Employer
           incorporation)                  File Number)         Identification)


                    870 Commons Drive, Aurora, Illinois 60504
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               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
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              (Registrant's telephone number, including area code)

                                 Not applicable
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

            (b) On January 29, 2005, Juan Enriquez-Cabot notified Cabot Microelectronics Corporation's Board of Directors (the "Board") of his intention to resign from the Board if, and as of the date that, he is elected to the board of directors of Cabot Corporation, to which he has been nominated for election at Cabot Corporation's upcoming annual meeting of stockholders scheduled for March 10, 2005. Mr. Enriquez-Cabot told the Board that in accordance with the principles of good corporate governance and maintaining the independent status of Cabot Microelectronics' non-employee directors, he believes it is appropriate to resign from the Board at such time as he is elected to Cabot Corporation's board of directors, given that Cabot Corporation is a material supplier of key raw materials to Cabot Microelectronics.



Item 1.01   Entry into a Material Definitive Agreement

            Due to Mr. Enriquez-Cabot's decision, if he is elected to Cabot Corporation's board of directors, his termination of service date will be March 10, 2005, which is to occur one, two, and three days, respectively, ahead of the dates upon which a total of 5,625 options of Mr. Enriquez-Cabot's options would otherwise vest. As a result, on January 29, 2005, Cabot Microelectronics, pursuant to approval of the Board and the Nominating and Corporate Governance Committee of the Board, amended three option grant agreements between Mr. Enriquez-Cabot and Cabot Microelectronics to accelerate the vesting of these 5,625 options to March 10, 2005 that would otherwise have vested on March 11, March 12 and March 13, 2005, in the event of his resignation as of such date. At the time of the amendment, all accelerated options had an option price greater than the fair market value of the shares of the Corporation. All other unvested options will terminate upon his termination of service.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CABOT MICROELECTRONICS CORPORATION


Date: February 2, 2005           By: /s/ WILLIAM S. JOHNSON
                                     ----------------------
                                      William S. Johnson
                                      Vice President and Chief Financial Officer
                                      [Principal Financial Officer]



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